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                                                                    EXHIBIT 10.5




                                               CONFORMED COPY DATED 21 JUNE 2002






                                SARAH ANN DAVIES



                                       AND



                         WELLINGTON RE SERVICES LIMITED




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                                SERVICE AGREEMENT

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                                    CONTENTS

CLAUSE                                                                     PAGE

1.     Interpretation........................................................1

2.     Appointment...........................................................2

3.     Term..................................................................2

4.     Duties................................................................2

5.     Remuneration And Commission...........................................4

6.     Pension And Insurance Benefits........................................5

7.     Expenses..............................................................5

8.     Holidays And Holiday Pay..............................................5

9.     Sickness Or Incapacity................................................5

10.    Confidential Information..............................................6

11.    Copyright And Designs.................................................6

12.    Gratuities And Codes Of Conduct.......................................7

13.    Restrictive Covenants.................................................7

14.    Termination By Reconstruction Or Amalgamation.........................8

15.    Termination Of Directorship...........................................8

16.    Termination Of Employment On The Happening Of Certain Events..........9

17.    Obligations Upon Termination Of Employment............................9

18.    Effect Of Termination Of This Agreement..............................10

19.    Other Terms And Conditions...........................................10

20.    Notices..............................................................11

21.    Previous And Other Agreements........................................11

22.    Applicable Law.......................................................11





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                                SERVICE AGREEMENT

DATE: 21 JUNE 2002

PARTIES:

(1) SARAH ANN DAVIES of Hollybush Cottages, 1 Hollybush Lane, Bendish, Whitwell, Hertfordshire SG4 8JB (the "Executive"); and

(2) WELLINGTON RE SERVICES LIMITED incorporated in England and Wales (Registered Number 4270446) whose registered office is at 88 Leadenhall Street, London EC3A 3DA (the "Company").

OPERATIVE TERMS:

1.      INTERPRETATION

1.1     In this Agreement:

        "Associated Company"                  means any body corporate which
                                              from time to time is:

                                              (a)   a parent undertaking of the
                                                    Company; or

                                              (b)   any subsidiary undertaking
                                                    of any such parent
                                                    undertaking of the Company;
                                                    or

                                              (c)   a company over which the
                                                    Company has control within
                                                    the meaning of section 840
                                                    of the Income and
                                                    Corporation Taxes Act 1988;
                                                    or

                                              (d)   any company whose equity
                                                    share capital is owned as to
                                                    20 per cent or more but not
                                                    more than 50 per cent by the
                                                    Company.

        "Board"                               means the board of directors of
                                              the Company from time to time;

        "Group" means the Company and its Associated Companies (and "Group Company" means any one of them);

        "Individual Registration Byelaw"      means the Lloyd's Individual
                                              Registration Byelaw (No. 13 of
                                              1996);

        "Lloyd's"                             means the Society and Corporation
                                              of Lloyd's created and governed by
                                              the Lloyd's Acts 1871 and 1982;


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1.2     In this Agreement references to any statutory provision (including the byelaws, regulations and mandatory directions and requirements of Lloyd's from time to time) shall include such provision as from time to time amended, whether before on or (in the case of re-enactment or consolidation only) after the date hereof, and shall be deemed to include provision of earlier legislation (as from time to time amended) which have been re-enacted (with or without modification) or replaced (directly or indirectly) by such provision and shall further include all statutory instruments or orders from time to time made pursuant thereto.

1.3 Words and phrases defined in the Companies Act 1985 (excluding its schedules) as amended by the Companies Act 1989 or in the Lloyd's Acts 1871 to 1982 or any byelaws, regulations, mandatory directions or requirements of Lloyd's shall have the same meanings in this Agreement unless they are otherwise defined in this Agreement or unless the context or subject-matter otherwise requires.

2.      APPOINTMENT

        The Company shall employ the Executive with effect from immediately after the Effective Time (as defined in a Framework Agreement of even date herewith between the Company, Wellington Underwriting Services Limited ("WUSL") and others) and the Executive shall serve the Group as Operations Director or in such other capacity of an equivalent status as the Company may reasonably require.

3.      TERM

3.1 The Executive may terminate her employment by giving not less than twelve months' written notice to the Company, such notice to expire at any time.

3.2 The Company may terminate the Executive's employment by giving not less than twelve months' written notice to the Executive, such notice to expire at any time. The Company reserves the right to terminate the Executive's employment by payment in lieu of notice.

3.3 Notwithstanding the provisions of clauses 3.1 and 3.2 the Executive's employment shall terminate automatically when the Executive reaches the age of 65 years.

4.      DUTIES

4.1     During her employment hereunder the Executive shall:

        (a) perform the duties and exercise the powers and functions which from time to time may reasonably be assigned to or vested in her by the Board in relation to the Company and any Associated Company to the extent consistent with her job title set out in clause 2 (without being entitled to any additional remuneration in respect of such duties for any Associated Company);

        (b) devote the whole of her working time, attention and ability to her duties in relation to the Company and any Associated Company at such place or places as the Board shall determine. The Executive shall work at the Group's premises at 88 Leadenhall Street, London EC3A, or such other place as the Company and the Executive shall agree, provided that the Executive shall not be required



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                (except for visits in the ordinary course of her duties) to go to or reside in parts of the world other than the United
                Kingdom;

        (c) comply with all reasonable requests, instructions and regulations given or made by the Board (or by any one authorised by it) and promptly provide such explanations, information and assistance as to the performance of her duties assigned to her under this Agreement as the Board may reasonably require;

        (d) faithfully and loyally serve the Company to the best of her ability and use her utmost endeavours to promote its interests in all respects;

        (e) not engage in any activities which would detract from the proper performance of her duties hereunder, nor without the prior written consent of the Board in any capacity including as director, shareholder, principal, consultation, agent, partner or employee of any other company, firm or person (save as the holder for investment of securities which do not exceed three per cent (3%) in nominal value of the share capital or stock of any class of any company quoted on a recognised stock exchange) engage or be concerned or interested directly or indirectly in any other trade, business or occupation whatsoever;

        (f) not (and shall use every reasonable endeavour to procure that her husband, infant children and persons connected with her within the meaning of section 346 of the Companies Act 1985 shall not) deal or become or cease to be interested (within the meaning contained in Part I of Schedule 13 to the Companies Act
                1985) in any securities of the Company or any Associated Company except in accordance with the Company's Code of Practice in force from time to time in relation to such transactions and/or the Model Code for Securities for Transactions by Directors of Listed Companies issued by The Stock Exchange with which Codes the Executive shall comply and copies of which are obtainable from the Company Secretary;

        (g) comply at all times with the Lloyd's Model Code for Dealings in Securities in force from time to time a copy of which is obtainable from the Board;

        (h) not contravene the provisions of Part V (Insider Dealing) of the Criminal Justice Act 1993;

        (i) if registration under the Individual Registration Byelaw is necessary to enable the Executive to perform the duties assigned to her under this Agreement, not do anything to prejudice such registration and shall do all things which may be required from time to time to comply with, and to maintain in full force and effect her registration under the Individual Registration Byelaw;

        (j) at such times as the Board may reasonably request and at the expense of the Company undergo a medical examination by a doctor of the Company's choice.

4.2 The Company shall, or shall procure that an Associated Company shall, sponsor the Executive for registration under the Individual Registration Byelaw if such registration is necessary to enable the Executive to perform the duties assigned to her under this



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        Agreement, and comply with its obligations under the Individual
        Registration Byelaw as they relate to the Executive.

4.3 Notwithstanding the provisions of clause 4.1, during any period of notice given by the Executive pursuant to clause 3.1 or during any period not exceeding twelve months from the date of notice being given by the Company pursuant to clause 3.2 the Company shall be under no obligation to assign to or vest in the Executive any powers, duties or functions or to provide any work for the Executive and may at any time exclude the Executive from any premises of the Company. During any such period of exclusion the Company shall have the right to require the Executive not to speak to or otherwise communicate with any director or employee of the Company or any Associated Company or any person, firm or company, who at the date of such exclusion is a client or customer of the Company or any Associated Company, about any matter or thing relating to the business or affairs or finances of the Company or any Associated Company or of any such client or customer of the Company or any Associated Company.

4.4 The Executive shall be entitled to receive the full salary and benefits due under this Agreement for the period of any such exclusion as is mentioned in clause 4.3.

5.      REMUNERATION AND COMMISSION

5.1 The Executive shall be paid by way of remuneration for her services during her employment hereunder a salary at the rate (the "Salary Rate") of (pounds sterling)125,000 per annum, which shall be inclusive of any fees to which the Executive may be entitled as a director of the Company or of any Associated Company.

5.2 The Board may at its discretion at any time or times resolve that the Salary Rate is to be increased as from a date determined by the Board and if it should do so and should enter into any memorandum or agreement in writing with the Executive recording such increase or should notify the Executive in writing of such increase, then for the purposes of this Agreement the Salary Rate shall be deemed to be increased from such date accordingly and the Executive shall be entitled as of right to salary at the increased rate during her employment with the Company hereunder after such date; but nothing in this Agreement shall impose any obligation on the Company or the Board to make any such increase.

5.3 The Executive shall be eligible for a bonus of such amounts (if any) at such times and subject to such conditions as the Compensation Committee of the Board may in its absolute discretion decide.

5.4 The Company shall review the Salary Rate at least once in each calendar year, the first such review to be on and with effect from 1 January in that year.

5.5 The Executive's salary will be payable by equal monthly instalments; each monthly instalment will be in respect of a calendar month and will be paid on or before the last day of such calendar month. Where the employment has begun or ended in a calendar month, salary in respect of that month will be the proportion of a normal month's instalment which the days of employment in that month bear to the total days in the month.


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5.6     For the purposes of Part II of the Employment Rights Act 1996 the
        Executive hereby consents to the deduction of any sums owing by her to the Company at any time from her salary or any other payment due from the Company to the Executive and the Executive hereby also agrees to make any payment to the Company of any sums owed by her to the Company upon demand by the Company at any time.

6.      PENSION AND INSURANCE BENEFITS

6.1 The Executive shall be eligible to become a member of such pension scheme as the Board may establish in due course (the "Scheme"). The Executive's membership of such Scheme shall be subject to the provisions thereof as may be amended from time to time.

6.2 The Company shall provide the Executive with medical insurance, permanent health insurance, personal accident insurance and life assurance (subject to the relevant insurers' terms and conditions). The Board shall have the right to change the arrangements for the provision of such benefits as it sees fit or if in the reasonable opinion of the Board the Company is unable to secure any such insurance under the rules of any applicable scheme or otherwise at reasonable rates to cease to provide any or all of the insurances.

7.      EXPENSES

        The Company shall reimburse to the Executive all travelling hotel entertainment and other expenses properly and reasonably incurred by her in the performance of her duties hereunder and properly claimed and vouched for in accordance with the Company's expense reporting procedure in force from time to time.

8.      HOLIDAYS AND HOLIDAY PAY

8.1 In addition to the normal Bank and public holidays the Executive shall be entitled to 30 working days' paid holiday and, if applicable, such additional days as are set out in the Company's standard terms and conditions of employment from time to time, during each calendar year to be taken at such time or times as may be agreed with the Board. The Executive may not without the consent of the person to whom she reports carry forward any unused part of her holiday entitlement to a subsequent calendar year and the Executive shall not be entitled to any salary in lieu of untaken holiday.

8.2 For the calendar year during which the Executive's employment hereunder commences or terminates she shall be entitled to such proportion of her annual holiday entitlement as the period of her employment in each such year bears to one calendar year. Upon termination of this employment for whatever reason she shall if appropriate be entitled to salary in lieu of any outstanding holiday entitlement.

9.      SICKNESS OR INCAPACITY

9.1 The Company reserves the right at any time to require the Executive (at the expense of the Company) to be examined by a medical adviser nominated by the Company and the Executive consents to the medical adviser disclosing the results of the examination to the Company and shall provide the Company with such formal consents as may be necessary for this purpose.


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

9.2 If the Executive shall be prevented by illness, accident or other incapacity from properly performing her duties hereunder she shall report this fact forthwith to the Company Secretary's office and if she is so prevented for seven or more consecutive days she shall if required by the Company provide an appropriate doctor's certificate.

9.3 If the Executive shall be absent from her duties hereunder owing to illness, accident or other incapacity duly certified in accordance with the provisions of clause 9.2 she shall be paid her full remuneration for any period of absence of up to a maximum of 26 weeks in aggregate in any period of 52 consecutive weeks and thereafter, subject to the provisions of clause 16, to such remuneration (if any) as the Board shall in its absolute discretion allow.

9.4 If the Executive shall be, on the basis of a medical report supplied to the Company following her having undergone a medical examination pursuant to clause 4.1(j) or 9.1, in the opinion of the Board unfit ever to return to her duties (but in such circumstances and prior to any action being taken under this clause, the Executive shall have the right to have a second medical report from a duly qualified doctor or medical adviser selected by the Executive and approved by the Board, which approval shall not be unreasonably withheld, and the Board shall properly take account of the balance of evidence under both medical reports in considering whether to terminate the employment of the Executive under this paragraph) the Company shall be entitled to place the Executive on permanent sick leave without pay with effect from any time on or after the commencement of payments under the permanent health insurance arrangements referred to in clause 6.2.

10.     CONFIDENTIAL INFORMATION

        The Executive shall not during this employment hereunder (save in the proper course thereof or as may be required by law or applicable regulation) or at any time after its termination for any reason whatsoever disclose to any period whatsoever or otherwise make use of (and she shall at all times exercise all due care and diligence to prevent the unauthorised disclosure or use of) any confidential or secret information which she has or may have acquired in the course of her employment relating to the Company or any Group Company or any customers or clients of the Company or any Group Company including without limiting the generality of the foregoing confidential or secret information relating to the business or finances of any of the aforesaid.

11.     COPYRIGHT AND DESIGNS

11.1 The Executive hereby assigns to the Company all present and future copyright, design rights and other proprietary rights if any for the full term thereof throughout the world in respect of all works originated by her at any time whether during the course of her normal duties or other duties specifically assigned to her (whether or not during normal working hours) either alone or in conjunction with any other person and in which copyright or design rights may subsist except only those designs or other works written, originated, conceived or made by her wholly unconnected with her service hereunder.

11.2 It is agreed that for the purposes of section 2(1)(1B) of the Registered Designs Act 1949 the Company shall be treated for the purposes of that Act as the original proprietor of



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        any design of which the Executive may be the author in the circumstances described in clause 11.1.

11.3 The Executive agrees and undertakes that she will execute such deeds or documents and do all such acts and things as may be necessary or desirable to substantiate the rights of the Company in respect of the matters referred to in this clause. To secure her obligation under this Agreement the Executive irrevocably appoints the Company to be her attorney in her name and on her behalf to execute such deeds or documents and do all such acts and things as may be necessary or desirable to substantiate the rights of the Company in respect of the matters referred to in this clause.

11.4 The Executive hereby irrevocably waives all moral rights that she had or may have in any of the works referred to in clause 11.1

12.     GRATUITIES AND CODES OF CONDUCT

12.1 The Executive shall comply with all codes of conduct from time to time adopted by the Board.

12.2 The Executive shall not, except in accordance with any code of conduct adopted by the Board or with the prior written consent of the Board, directly or indirectly accept any commission, rebate, discount, gratuity or gift, in cash or in kind from any person who has or is likely to have a business relationship with the Company or any Associated Company and shall notify the Company upon acceptance by the Executive of any commission, rebate, discount, gratuity or gift in accordance with the Company's code of conduct from time to time.

13.     RESTRICTIVE COVENANTS

13.1    For the purpose of this clause 13:

        "the BUSINESS" means the business of reinsurance and the UK commercial lines business carried on by the Group or any individual Group Company or any other business carried on by the Group or any individual Group Company at the date of termination of her employment and with which the Executive has been concerned to a material extent at any time in the 12 months immediately preceding such termination;

        references to the "GROUP" and "GROUP COMPANIES " shall only be reference to the Group and Group Companies in respect of which the Executive has carried out material duties in the period of 12 months prior to the date of termination of her employment;

        "RESTRICTED PERSON" shall mean any person who or which has at any time during the period of 12 months immediately preceding the date of termination done business with the Company or any other Group Company as customer or client or consultant and whom or which the Executive shall have had personal dealings with, contact with or responsibility for during the course of her employment;

        "KEY EMPLOYEE" shall mean any person who at the date of termination of the Executive's employment is employed or engaged by the Company or any other Group Company with whom the Executive has had material contact during the course of her employment and (a) is employed or engaged in the capacity of Manager, Underwriter or


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        otherwise in a senior capacity and/or (b) is in the possession of confidential information belonging to the Company and/or (c) is directly managed by or reports to the Executive.

13.2 The Executive covenants with the Company that she will not in connection with the carrying on of any business in competition with the Business during her employment and for the period of 12 months after the termination of her employment without the prior written consent of the Board either alone or jointly with or on behalf of any person directly or indirectly:

        13.2.1 canvass solicit or approach or cause to be canvassed or solicited or approached for orders in respect of any services provided and/or any products sold by the Company or any other Group Company any Restricted Person;

        13.2.2 solicit or entice away or endeavour to solicit or entice away from the Company or any other Group Company any Key Employee.

13.3 The periods during which clauses 13.2.1 and 13.2.2 are expressed to operate shall each be reduced by such period as the Executive shall have complied during her notice period with a direction to perform no duties and/or not to enter all or any premises of the Company or any Group Company pursuant to Clause 4.3.

13.4 The Executive agrees that she will at the cost of the Company enter into a direct agreement or undertaking with any Group Company whereby she will accept restrictions and provisions corresponding to the restrictions and provisions in Clauses 13.2.1 and 13.2.2 above (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period not exceeding 12 months as such Group Company may reasonably require for the protection of its legitimate business interests.

13.5 The covenants contained in Clauses 13.2.1 and 13.2.2 are intended to be separate and severable and enforceable as such.

14.     TERMINATION BY RECONSTRUCTION OR AMALGAMATION

        If the employment of the Executive hereunder shall be terminated by reason of the liquidation of the Company for the purposes of amalgamation or reconstruction or as part of any arrangement for the amalgamation of the undertaking of the Company not involving liquidation and the Executive shall be offered employment with the amalgamated or reconstructed company on terms generally not less favourable than the terms of this Agreement (including as to the continuation of any directorship which she may then hold in the Company or any Associated Company) the Executive shall have no claim against the Company in respect of the termination of her employment by the Company.

15.     TERMINATION OF DIRECTORSHIP

15.1 The Executive shall not during her employment do or fail to do anything which causes or is likely to cause her to be prohibited by law from continuing to act as a director.

15.2 If the Executive is removed from the office of director of the Company or any Associated Company or if the Company or any Associated Company fails in general



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        meeting to re-elect the Executive as a director of the Company or Any
        Associated Company (if she shall be obliged to retire by rotation or otherwise pursuant to the Articles of Association of the Company or any Associated Company) or if the Executive ceases to be a director of the Company or any Associated Company for any other reason whatsoever the Executive's employment under this Agreement shall terminate and such termination shall be without prejudice to any claim which the Executive may have for damages for breach of this Agreement provided that the Company was not entitled at the time of such removal or failure to re-elect or cessation as a director to terminate her employment pursuant to clause 16.

16.     TERMINATION OF EMPLOYMENT ON THE HAPPENING OF CERTAIN EVENTS

16.1 The Company without prejudice to any remedy which it may have against the Executive for the breach or non-performance of any of the provisions of this Agreement may by notice in writing to the Executive forthwith terminate her employment without compensation if the Executive shall:

        (a) become bankrupt or become the subject of an interim order under the Insolvency Act 1986 or make any arrangement or composition with her creditors; or

        (b) be convicted of any criminal offence (other than an offence under road traffic legislation in the United Kingdom or elsewhere for which a penalty other than imprisonment is imposed); or

        (c) be guilty of any serious misconduct, any conduct tending to bring the Company or herself into disrepute, or any material breach or non-observance of any of the provisions of this Agreement, or conduct herself in a way which is materially prejudicial or calculated to be materially prejudicial to the business of the Group and/or any syndicates managed by the Group; or

        (d) be disqualified from being a director of any company by reason of an order made by any competent court; or

        (e) be guilty of any repeated breach or non-observance of any code of conduct or fails or ceases to be registered (where such registration is, in the reasonable opinion of the Board, required for the performance of her duties) by any regulatory body (including Lloyd's) in the United Kingdom or elsewhere.

17.     OBLIGATIONS UPON TERMINATION OF EMPLOYMENT

        Upon the termination of her employment hereunder for whatever reason the Executive shall:

        (a) forthwith tender her resignation as a Director of the Company and of any Associated Company without compensation, but without prejudice to any other rights which she may have under this Agreement. To secure her obligation under this Agreement the Executive irrevocably appoints the Company to be her attorney in her name and on her behalf to sign any documents and do any things


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                necessary to give effect thereto, if the Executive shall fail to sign or do the same herself.

        (b) deliver up to the Company all vehicles, keys, credit cards, correspondence, documents, specifications, reports, papers and records (including any computer materials such as discs or tapes) and all copies thereof and any other property (whether or not similar to the foregoing or any of them) belonging to the Company or any Associated Company which may be in her possession or under her control, and (unless prevented by the owner thereof) any such property belonging to other which may be in her possession or under her control and which relates in any way to the business or affairs of the Company or any Associated Company or any supplier, agent, distributor or customer of the Company or any Associated Company, and she shall not without written consent of the Board retain any copies thereof;

        (c) if so requested send to the Company Secretary a signed statement confirming that she has complied with clause 17(b); and

        (d) not at any time may any untrue or misleading oral or written statement concerning the business and affairs of the Company or any Associated Company or represent herself or permit herself to be held out as being in any way connected with or interested in the business of the Company or any Associated Company (except as a former employee for the purpose of communicating with prospective employers or complying with any applicable statutory requirements).

18.     EFFECT OF TERMINATION OF THIS AGREEMENT

        The expiry or termination of this Agreement howsoever arising shall not operate to affect any of the provisions hereof which are expressed to operate or have effect thereafter and shall not prejudice the exercise of any right or remedy of either party accrued beforehand.

19.     OTHER TERMS AND CONDITIONS

19.1 The provisions of the Company's standard terms and conditions of employment as agreed with the Executive from time to time shall apply to the Executive's employment hereunder except so far as they are inconsistent with the terms of this Agreement.

19.2 The following particulars are given in compliance with the requirements of section 1 of the Employment Rights Act 1996:

        (a) The Executive's period of continuous employment by WUSL which began on 27 September 1993 shall be recognised by the Company.

        (b) The Executive's hours of work shall be the normal hours of work of the Company which are from 9.00 am to 5.00 pm together with such additional hours as may be necessary without additional remuneration for the proper discharge of her duties hereunder to the satisfaction of the Board.


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        (c)     If the Executive is dissatisfied with any disciplinary decision or if she has any grievance relating to her employment hereunder she should refer such disciplinary decision or grievance to the Board and the reference will be dealt with by discussion at and decision of a Board Meeting.

        (d) A contracting-out certificate is not currently in force in respect of the Executive's employment hereunder.

        (e) Save as otherwise herein provided there are no terms or conditions of employment relating to hours of work or to normal working hours or to entitlement to holiday (including public holidays) or holiday pay or to incapacity for work due to sickness or injury or to pensions or pension schemes or to requirements to work abroad and no collective agreement has any effect upon the Executive's employment hereunder.

20.     NOTICES

        Any notice to be given hereunder shall be in writing. Notice to the Executive shall be sufficiently served by being delivered personally to her or be being sent by first class post addressed to her at her usual or last known place of residence. Notice to the Company shall be sufficiently served be being delivered to the Company Secretary or by being sent by first class post to the registered office of the Company. Any notice if so posted shall be deemed served upon the third day following that on which it was posted.

21.     PREVIOUS AND OTHER AGREEMENTS

        This Agreement shall take effect in substitution for all previous agreements and arrangements (whether written, oral or implied) between the Company and the Executive relating to her employment which shall be deemed to have been terminated by mutual consent with effect from the commencement of the Agreement.

22.     APPLICABLE LAW

        English law shall apply to this Agreement and the parties submit to the jurisdiction of the English Courts.




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IN WITNESS whereof this Agreement has been duly executed and delivered as a deed the day and year first before written



Executed as a deed by      )
the Executive              )        /s/ SARAH ANN DAVIES
IN THE PRESENCE OF:        )        --------------------



/s/ T. COOKE
------------
Witness's name and signature



LOVELLS
-------
Witness's address





Executed as a deed by      )
the Company                )
acting by:                 )



/s/ JULIAN CUSACK
-----------------
Director



/s/ CHARLES O'KANE
------------------
Director/Secretary








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